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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   July 23, 2002
                                                          ------------------



                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


               1-31330                                    98-0355628
     -------------------------                ---------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                  (Zip Code)

                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

Second Quarter Results of Operations

On July 23, 2002, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the second quarter of 2002 and modified outlook for 2002.

Item 7.           Financial Statements and Exhibits.

                  Exhibits

                  99.1 Company press release dated July 23, 2002 titled "Cooper Industries Reports Second-Quarter Earnings Of 78 Cents Per Share"

                  99.2 Company "Sales Trends" to be posted on the Company's website.

Item 9.           Regulation FD Disclosure.

Posting of  Sales Trends Information

On July 23, 2002, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPER INDUSTRIES, LTD.
                                       (Registrant)



Date:    July 23, 2002                 /s/ D. Bradley McWilliams
                                       --------------------------------------
                                       D. Bradley McWilliams
                                       Senior Vice President and
                                       Chief Financial Officer








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                                  EXHIBIT INDEX


Exhibit No.
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   99.1     Company press release dated July 23, 2002 titled "Cooper Industries
            Reports Second-Quarter Earnings Of 78 Cents Per Share"

   99.2     Company "Sales Trends" to be posted on the Company's website.